Exhibit 31.2
                                                                    ------------

                                  CERTIFICATION


I, William G. Henry, Vice President, Finance and Administration and Chief Financial Officer of General DataComm Industries, Inc. (the Company) certify that:

1.   I have reviewed this Report on Form 10-K/A (the "Report") of the Company.

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

                                              /s/ WILLIAM G. HENRY
                                              -------------------------------
Date:  February 24, 2005                      William G. Henry
                                              Vice President, Finance and
                                              Administration and Chief
                                              Financial Officer

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